UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2009

Item 1. Report to Stockholders

SOURCE CAPITAL, INC.

SEMIANNUAL REPORT

for the six months ended June 30, 2009

SUMMARY FINANCIAL INFORMATION

	Six months ended June 30, 2009		Year ended December 31, 2008
	Total Net Assets	Per Common Share	Total Net Assets	Per Common Share
Beginning of period	$353,720,341	$34.61	$614,584,799	$64.75
Net gain (loss) on investments, realized and unrealized	$67,165,616	$7.76	$(230,124,114)	$(26.58)
Net investment income	1,204,427	0.14	4,279,105	0.49
Dividends to Preferred shareholders	(2,363,054)	(0.27)	(4,726,109)	(0.55)
Distributions to Common shareholders	(8,655,240)	(1.00)	(30,293,340)	(3.50)
Net changes during period	$57,351,749	$6.63	$(260,864,458)	$(30.14)
End of period	$411,072,090	$41.24	$353,720,341	$34.61

	June 30, 2009	December 31, 2008	December 31, 2007
Common market price per share	$34.52	$28.29	$60.08
Common market discount to net asset value	16.3%	18.3%	7.2%
Preferred asset coverage	759%	653%	1,135%
Preferred liquidation preference per share	$27.50	$27.50	$27.50
Preferred market price per share	$30.63	$29.70	$32.25

DESCRIPTION OF THE COMPANY

Source Capital, Inc., is a major diversified, publicly traded investment company with total net assets approximating $411,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stocks.

Source Capital has Common and Preferred shares outstanding, both of which are traded on the New York Stock Exchange. Each of the 1,969,212 outstanding Preferred shares has a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 8,655,240 shares of Common Stock outstanding.

Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on the New York Stock Exchange, and the Company is not involved in the transaction.

Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments continues to be a subject of debate. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets, and a demonstrated long-term ability to earn above-average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income. The rate will be adjusted periodically in response to sustained changes in the net asset value, market conditions, and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. All distributions are taxable to shareholders as dividend income or capital gain distributions since the Company has accumulated earnings and profits from prior years.

LETTER TO SHAREHOLDERS

Since the first quarter Shareholder Letter, many significant positive developments occurred, particularly in the credit markets. From last fall through the first quarter, credit markets were largely frozen. Worried about getting too close to the precipice, market participants watched from a healthy distance on the sidelines to see if normal functions would return to the system. During this past quarter, liquidity was largely restored to the markets. Extreme credit spreads narrowed substantially. Government support of the commercial paper market is now tailing off as activity resumes for better credits. Banks successfully raised equity to repair their stretched balance sheets. The stock market rallied strongly. At this point we believe the enormous global central bank interventions have removed concerns about the viability of the financial system.

Like the markets, the worst of the economic contraction appears behind us. In the July update to its World Economic Outlook, the International Monetary Fund noted that, "the global economy is beginning to pull out of recession." The same report contained a half point increase in the 2010 global GDP growth forecast to 2.5% overall. After the last 18 months when forecasts were steadily reduced, increased expectations are a sign the worst has passed.

Unfortunately, the end of the recession's deepest phase does not herald a return to buoyant growth. Instead we expect a subdued economic outlook for the next year. In the second half of 2009, many companies' sales will improve as customers rebuild inventories. Comparisons with prior year results also become favorable after the third quarter. Overwhelming these benefits and likely providing the biggest headwind to growth is the weakness we expect in consumer spending.

Consumer Spending

Struggling to rebuild savings and reduce personal debt, we believe consumers will not return to their free-spending ways anytime in the foreseeable future. Recently reported data from the Federal Reserve on the U.S. household balance sheet shows (through the first quarter of 2009) that total household net worth declined by $12 trillion or 20% from the end of 2007. We believe this cumulative decline will have a significant impact on behavior. Economists call the change in consumer spending based on changes in asset values the wealth effect. During the first 6-7 years of the decade, we saw this effect in action as consumers observed increasing values for their homes and investment portfolios. Feeling flush they often extracted equity from their homes to fuel spending. Unfortunately, the wealth effect also works in reverse. The declines in housing and financial assets of the last year put a significant crimp on consumer spending. We expect that impact to persist for many years into the future.

Evidence of the changed behavior was present in the most recent Commerce Department release of the consumer savings rate. The rate of 6.9% in May was the highest since December 1993. After years of focusing on spending (mostly through borrowing rather than wage growth), consumers have turned one hundred eighty degrees to head in the other direction. The Fed data shows why. Ignoring declines in real estate prices and all their related problems, we see that household equity ownership (direct and indirect) alone declined by $9.4 trillion or 46% from the end of 2007 through March 2009. Consumers, in particular baby boomers, counted on those equity holdings for retirement. In the years ahead, those accounts will need to be replenished. Salted away retirement money will not be available for consumer spending.

Ironically, what is bad for the economy (an increasing consumer savings rate) is good for the individual, who for years had spent recklessly. Economists call this the paradox of thrift, a term popularized by John Maynard Keynes in The General Theory of Employment, Interest and Money.

Another place we see the impact on behavior is consumer credit. When the government recently released its May data, it showed that consumer borrowing fell for the fourth straight month. That is the longest consecutive monthly decline since 1991. While some of this fall could result from fewer offers from lenders, we believe the majority stems from the desire to reduce borrowings. According to the Fed data, at the end of the first quarter the household debt ratio to GDP was only 2% of GDP lower than at the end of 2007. The combination of debt repayment which has just begun and less available credit can only diminish future consumer spending.

Adding to the consumer's woes is the weakness in the labor market. In June the Bureau of Labor Statistics data showed the unemployment rate reached 9.5%. Since the start of the recession, 7.2 million workers have lost their jobs. These losses equal the total number of jobs created during the previous expansion. This is the first time since the Great Depression that this phenomenon has occurred. The pressure on consumers extends beyond the unemployed to those currently working. Rather than eliminating jobs, many businesses and governments are reducing hours worked and forcing employees to take unpaid leave. This trend appears in the data on the average work week for the private sector. At 33 hours, the most recent rate is the lowest in the 45 year history of the data. Looking ahead, most forecasters expect the unemployment rate to rise above 10% in coming months. These trends are another factor unlikely to increase spending.

Against this backdrop of worry about the consumer, we selectively continue to own several retailers. O'Reilly Automotive sells car parts and provides technical advice to consumers to enable them to keep their cars in operation. The company should also benefit over the next few years from its 2008 purchase of CSK Auto. CarMax's high quality, late-model used cars offer exceptional value for buyers. Nearly half of Signet Jeweler's business comes from bridal sales which historically have been less affected by economic cycles. We discuss in much greater detail later in this letter the substantial improvements we see in the competitive positions of CarMax and Signet.

Government Intervention

As conditions in the credit markets ground to a halt last year, government agencies stepped into the breach to provide needed liquidity. Following the collapse of the GSEs, (Fannie and Freddie), investment banks and AIG, came political demands for greater involvement. The resulting activity created substantial uncertainty for the markets. We are watching several areas closely to determine what impact these actions have on the economy and our investments.

The first areas producing uncertainly are fiscal deficits and future tax policy. Since the Reagan years, the U.S. generally has run annual fiscal deficits between 2-5% of GDP. During the second Bush administration the level of those deficits accelerated. President Obama inherited a plunging economy and related drop in tax revenues. Based on those lower receipts, the stimulus spending and other Treasury stabilization programs, the F2009 (fiscal 2009) deficit just crossed $1 trillion, on its way to an estimated $1.8 trillion for the year. This implies a rate of about 13% of this year's GDP. To put the size in perspective, the previous all-time high deficit of $455 billion in F2008 was about a quarter of the F2009 level. For each of the next two years, the Congressional Budget Office predicts the deficits will equal the F2009 level. The White House budget for F2010 goes even further projecting a cumulative deficit (on top of existing borrowings) from F2010 to F2019 of $7.1 trillion.

That brings us to the budget's proposed new programs. Watching the Congressional debate on new health care legislation, we can say with certainty at this point that the final details are not clear even to the participants. One generally accepted principle of all the bills is the goal of increasing coverage. Statements by the leadership suggest that this cost will be limited to an additional $1 trillion over 10 years. While an enormous increase, even that figure must be taken with a grain of salt. Looking back to President Bush's Medicare Part D election sop in 2003, it was projected to cost $400 billion over the following decade. One year later, after the 2004 elections, the new Part D estimated cost increased to $1.2 trillion. We expect any enacted health care legislation to experience similar cost inflation over time.

In the face of severe deficits — potentially exacerbated by increased spending — businesses, consumers and investors have awakened to the inevitability of tax increases. Recent discussion in Congress proposed an income tax increase to pay for the new health care program. Adding to the likely tax bill, state and local municipal finances are severely strained. Needless to say, higher tax rates will only reduce consumer spending further.

The second substantial uncertainty confronting the markets is regulatory change. Government response to most crises includes subsequent increases in regulation. From the Glass-Steagall Act in 1933 to the more recent Sarbanes-Oxley Act, the pattern has been repeated many times. We would argue that it was not the lack of regulation that caused the financial crisis. Regulators had the necessary tools to combat excesses in the markets but failed to use them. Judgment is a regulator's most important quality, yet it is impossible to legislate. Given the magnitude of this economic downturn, unfortunately it is no surprise to witness the increasing governmental vigor on this front.

The government's involvement in the auto bankruptcies altered accepted practices for the treatment of secured creditors. While the GM and Chrysler cases may be viewed as exceptions by bankruptcy courts, borrowers with similar profiles likely will find it much more difficult to secure funds in the future. When they do get funding, lenders will likely demand a higher rate to compensate for this risk. Consistent application of the laws separates the financial systems in developed countries from those in emerging markets. Such consistency attracted foreign capital and enabled the historical low cost of borrowing for the U.S. We hope future government actions do not jeopardize this status.

Several weeks ago, the White House economic team released a "white paper" outlining their wish list for regulatory reforms in the financial sector. Without belaboring the proposal's details, one of its central elements deserves mention. The regulatory "wind down" power is what the Federal Reserve and FDIC use to close troubled banks. Lacking that authority, the regulators claim, was a major impediment to their ability to deal with last year's non-bank collapses. The President's proposal would give the power to close any financial institution to a yet to be determined regulator. We strongly believe this type of intervention creates the risk of political interference mentioned above, compared to the relatively apolitical system managed by the bankruptcy courts. If a government agency emerges with this power and exercises it, we wonder how the process will be improved from the recent spectacle witnessed with AIG.

Long-time readers of our letters will know that the weighting of financial companies in the portfolio has been modest in recent years. Our sole holding is Brown & Brown, an insurance broker. We have avoided most financials because of their leverage, opaque balance sheets and typically commodity-like returns. During the recent market decline, we decided to revisit the sector to look for opportunities. Though prices were down, the regulatory and accounting uncertainties as well as the fundamental decline in the value of residential and commercial real estate only reinforced our traditional wariness. We expect financials will continue to receive a small allocation of the portfolio.

As an aside, one element of financial regulation we strongly advocate is reform to the over-the-counter (OTC) derivatives market. To date, the main proposed change to the derivatives market would mandate certain OTC contracts to trade on exchanges with central clearing. This is a small first step toward reform. As recently as 2007, the industry sat on a multi-year backlog of unsettled trades. Even this modest reform could be watered down as multiple entities in the U.S. and Europe vie to perform the central clearing function. To be truly effective, a clearing entity must have a picture of all the similar contracts in the market. The creation of more than one clearing entity means none of them is central, defeating the entire concept.

We believe additional steps are needed. Fundamentally, derivatives provide a valuable function. In basic form they allow users to hedge and transfer risk. In the last decade, however, derivative structures have become purposely much more complex. For their brokers (sellers) this provided tremendous profits, and clients (buyers) received a security often with greater leverage, the ability to minimize taxes, or avoid capital requirements. (For readers interested in a fascinating early history of this market and the motivations of its players, we recommend Frank Partnoy's book, F.I.A.S.C.O.) We suggest that the SEC (in conjunction with European regulators) should restrict the market to basic structures.

On the issue of credit default swaps (CDS), we understand the argument that speculators provide liquidity to the market. However, there is no good reason why CDS contracts should ever again reach 3-4x the total amount of bonds and bank loans in existence. We strongly advocate limiting the size of the CDS market to the size of the underlying securities. Until these contracts are exchange traded and cleared with a central position book, it will be impossible to effectively monitor the size of the market.

A third area causing uncertainty involves the monetary policy of the Federal Reserve. While market expectations of Fed actions are always uncertain, the recent policies compound the issue. The current program of quantitative easing (Q.E. — a fancy way to say printing money to buy back outstanding debt) has attracted enormous attention. This unconventional approach has intensified divergent views on inflation/deflation. We will not wade into this debate, but believe that as the Fed nears the midpoint of its $1.75 trillion program of purchasing Treasuries, FNM/FRE mortgage backed securities and GSE debt, the acquisition of these securities will prove easier than their profitable disposal.

Beyond the profitability of the Q.E. program, the market is concerned about the very independence of the Fed. Throughout history, central banks typically have lost independence under circumstances where governments have substantial borrowings which the bank is then pressured to monetize (print money to fund buying). No country can sustain massive monetary stimulus and increasing fiscal deficits over long periods. The Fed argues that the Q.E. program is temporary, limited in scope and contains an exit strategy. Unfortunately, the deficits will not end soon. The longer the Fed pursues Q.E., the more worried market participants will become that the program represents Washington's easy way out from under its borrowings.

Performance

After a searing 25% market decline in the first ten weeks of the year, culminating in an apparent low on March 9, stocks rebounded dramatically for the rest of the month and through April, finishing the quarter 35% above the low for the S&P, and even better for smaller stocks (Russell 2000, +48%).

Source's performance in the second quarter, a greater than 25% gain, was one of the best ever, as well as very strong relative to the 15-20% gains of the market indexes.

The portfolio's strongest second-quarter performers were oil service companies Helix (+111%) and Noble (+26%), retailer Signet (+82%), and selected health care companies, Life Technologies (+28%) and Charles River Labs (+24%). In addition, some capital goods and business services companies were strong, notably HNI (+74%), Wabco (+44%), and Brady (+42%).

Relative weakness in the quarter was in truck transport (+5%) and auto parts retailing (+10%), both areas of high outperformance in year 2008 when they had flattish stock prices in a down 35% market.

Source's first half portfolio performance was the combination of the huge second quarter and a modest first quarter decline, yielding a year-to-date return for Source of nearly 23%, far in excess of the 3-6% gains of most market indexes.

Year-to-date performance for individual portfolio companies is very much like the recent quarter, with many of the strongest gains coming in companies rebounding from weak performance in 2008. In oil service the stand-outs were FMC (+58%), and Helix (+50%), in retailing Signet (+140%) and CarMax (+87%), and in life science research support Life Technologies (+79%). In business services, the strongest names were Copart (+28%) and ScanSource (+27%).

Weakness was mostly in capital goods — Actuant (down 36%), Clarcor (down 12%), and Franklin Electric (down 8%), as well as trucking (down 2%).

The table below shows performance for both Source and the benchmark Russell 2500, as well as leading large-cap indexes. Returns both recently and for the longer 10-year period have been remarkably good. Performance for intermediate periods is quite competitive.

	Periods Ended June 30, 2009
	Second Quarter	First Half	Three Years*	Five Years*	Ten Years*
Source	25.7%	22.6%	(8.3)%	(0.6)%	6.5%
Russell 2500	20.3%	6.5%	(9.3)%	(0.9)%	3.7%
S&P 500	15.9%	3.2%	(8.2)%	(2.2)%	(2.2)%
Nasdaq	20.3%	17.0%	(4.6)%	(1.4)%	(3.2)%

*  Annualized returns

Company Commentary

Difficult though it is to see a silver lining in the nearly unrelenting gloom of the past 18-24 months, we believe we have. It is the ability of many of our portfolio companies to take advantage of the difficult economic environment to improve their market position and financial strength compared to their competitors.

In the past we have spoken more generally of the competitive opportunities which arise for superior companies during challenging economic conditions. Now we would like to discuss this impact in greater detail for a number of the companies in the portfolio.

Knight Transportation and Heartland Express are truckload carriers which have been in the Source portfolio for about five years. As shown on the table below, their financial performance far exceeds that of their publicly traded peers, based on the operating margin and return on equity of the past ten years and the most recent balance sheet ratio.

	Operating Margin	Return on Equity	Debt % of Capital*
			(March '09)
Knight	16%	15%	0%
Heartland	18%	18%	0%
Public Competitors	5%	6%	16%

*  Net Cash — Knight $85 million
Heartland $215 million

These financial advantages produce several operational advantages for the two companies. First, in an environment where public competitors are doing none too well and private truckers in many cases are on the edge of failure, the copious cash flows associated with high rates of profitability, as well as their unencumbered balance sheets, permit Knight and Heartland to invest in their operations with positive long-term competitive benefits. These can be summarized as fleet renewal, business expansion, and vendor consolidation by shippers.

We estimate current heavy truck sales in the U.S. are running at a rate of about 40-50% of replacement requirements. Aging rapidly, the U.S. truck fleet currently has an average life of over six years. That is just slightly below the record-high set in 1986. In contrast, Knight and Heartland are keeping the average age of their fleets down by continuing to buy new trucks and trade older ones. This gives Knight and Heartland a number of operational advantages:

•  Reduced maintenance costs

•  Better service reliability — fewer breakdowns

•  New trucks attract drivers

•  New trucks attract customers

•  An opportunity to purchase at discounted prices in the depressed truck manufacturing environment

Next, cash-rich truckers like Knight and Heartland are pursuing geographic expansion by adding terminals in previously unserved regions, and also expanding in new business lines. Knight, for example, is growing in refrigerated service, truck brokerage, and drayage.

Finally, many companies view recessionary times as an opportunity to consolidate vendors, for example reducing their truck carriers to 10 from 20. Knight and Heartland are well positioned for this process, with superior financial strength, the newest fleets, and the ability to negotiate volume discounts with their customers to gain market share.

All together, it is clear to us that Knight and Heartland have the ability and the will to keep investing in their business, unconstrained by competitors' inadequate cash flow, and not hostage to the capital markets for funding. As a result, we expect them to emerge from the weak environment with a greater edge over their competitors, well positioned to grow at an accelerating rate.

CarMax, a portfolio position for many years, has always focused on sales of late-model used cars. Its primary competitors have been the used-car departments of new-car dealers. These dealers, especially the ones selling domestic lines, have come under extreme pressure in recent periods. Not only are sales of cars and light trucks down by 40%, but the U.S. auto manufacturers, whether in or outside of bankruptcy, are shedding a substantial portion of their dealer networks.

With the exception of dealers also representing other strong franchises, we see little chance that they can remain viable competitors to CarMax. Those with a single franchise will lose their association with the new car brand, lose the contribution from new car sales, be banned from selling factory-certified used cars, and have reduced access to "captive" finance companies (GMAC, etc.) for both floor planning and retail sales. Most used cars are sold on credit, so the more financing options the better.

The elimination of new-car sales will put the dealer's service revenue into secular decline and end the flow of trades from new-car sales, a key source of late-model vehicles.

Meanwhile, we believe CarMax will continue to out-compete these dealers with a much larger selection, a highly evolved website, no-haggle prices, and a customer friendly sales process. CarMax sources vehicles through trades, outright purchases, and at auction, has a high level of expertise in car reconditioning, and multiple finance alternatives, including its own in-house operation, CarMax Auto Finance (CAF).

It seems clear to us that, as many new-car dealers leave the business, CarMax's competitive position will only strengthen as it awaits an upturn in used-car demand before resuming its store growth.

A quite different example of a company that is a long-run beneficiary of the difficult environment is Lincare. Impervious to the economic cycle, Lincare has been equally buffeted by storms coming out of Washington, D.C.

Lincare, the leading company in providing oxygen to patients in the home, has seen steady reductions in reimbursement rates paid by Medicare, their largest payor. Although offset by aggressive cost reductions, operating margins have declined over time.

The positive aspect of this is that competitors have much lower margins than Lincare, perhaps by 10-15 points. Many are seeing cash flow go negative with no exit strategy. Lincare would rather take their business when they fold than buy it before. Lincare can add patients to its existing network at relatively low cost, increasing market share and margins at the same time.

As a result Lincare is growing patients at a double-digit rate despite making no acquisitions, and barely expanding its branch network at all. Cash flow is all applied to debt reduction or share repurchase.

We believe the federal government is unlikely to make additional significant cuts in reimbursement in the near term, given the precarious state of many oxygen providers and the deteriorating service levels already prevalent in the industry.

Despite our concern that U.S. consumer spending will remain muted for the foreseeable future, we continue to see good investment potential in Signet Jewelers. Like the other companies highlighted in this letter, we expect the difficult economy to create substantial competitive opportunities for Signet.

Industry consolidation is an area which will certainly improve Signet's competitive position. From 1987–2007 the U.S. specialty jewelry sector store base contracted 1.5% a year on average. In 2008, however, 5% of the industry's doors closed for good. We estimate another 3-5% will exit the business in 2009. Among Signet's largest competitors, the reduction has been even more acute. For the ten largest chains at the end of 2006, the last two years saw two of the companies completely liquidated and another two radically cut back. For the entire ten companies, 19% of their doors closed over the 2006-2008 period. By the end of this year, we expect that total to rise to 24% of the group's stores. Signet on the other hand will have had a net 3% increase in stores. Through competitor attrition, the company has substantially increased its market share during this difficult period.

Signet's market share will not benefit solely from competitor closings. We expect the company will also grow sales faster than the industry. From 1997-2007, we estimate that Signet's same-store sales outpaced the industry by about 3% a year. In 2008 Signet's sales rate trailed the industry when the four previously mentioned head-to-head competitors ran going out of business sales due to bankruptcy or massive restructuring. By the end of last year, the dust had settled from those competitors' actions. In the first quarter 2009, it appears that Signet outgrew the industry by more than 10%. The competitors still in business had slashed advertising and cut store hours far more than Signet. Another area of potential growth is the 20% of Signet's sales which are exclusive products like the new Jane Seymour Open Hearts designs. These items, which represented only 10% of total sales three years ago, are growing substantially faster than the rest of the industry. While we do not expect the magnitude of the first quarter sales outperformance to be sustained, we think a return to the 3%+ excess quarterly sales growth is feasible.

As in the past, we look for Signet's profitability on these sales to greatly exceed the competition. During the period from 2002-2007, Signet's operating margin averaged 12% versus the 5-6% range of competitors. In 2008 Signet's margin was 7% compared to (6)% at its main public competitor Zale.

In the first half of 2009, Signet's share price increased 140% while Zale's grew 3%. Over the last year, Signet advanced 5% compared to an 82% decline for Zale. The market has rewarded the industry's strongest performer. We expect that performance to continue in the future.

Closing

We would like to introduce our shareholders to Gregory Herr, a relatively new member of the Source Capital management team. Greg joined us in early 2007 and is playing an increasingly important role in managing the Source portfolio, along with Steve Geist and me. We also credit Greg with contributing the discussion of macroeconomic issues at the beginning of this letter's commentary.

In the past, reader feedback to shareholder letters came in written form or over the telephone. While those methods are still welcome, we are now pleased to also receive comments at the email address, source@firstpacad.com.

Respectfully submitted,

Eric S. Ende

President and
Chief Investment Officer

July 27, 2009

We were saddened by the death on June 13, 2009, of Douglas B. Fletcher, Founding Director of the Company.

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe that the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Nasdaq Composite Index is a market capitalization index comprised of more than 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO OF INVESTMENTS

June 30, 2009

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 24.6%
Brady Corporation (Class A)	431,500	$10,839,280
Charles River Laboratories International, Inc.*	460,035	15,526,181
CLARCOR Inc.	320,000	9,340,800
Copart, Inc.*	303,800	10,532,746
Life Technologies Corp.*	535,000	22,320,200
Manpower Inc.	300,000	12,702,000
ScanSource, Inc.*	803,363	19,698,461
		$100,959,668
PRODUCER DURABLE GOODS — 17.0%
Actuant Corporation (Class A)	400,000	$4,880,000
Franklin Electric Co., Inc.	285,900	7,410,528
Graco Inc.	501,300	11,038,626
HNI Corporation	627,933	11,340,470
IDEX Corporation	540,900	13,289,913
WABCO Holdings Inc.	595,000	10,531,500
Zebra Technologies Corporation (Class A)*	486,900	11,520,054
		$70,011,091
RETAILING — 13.4%
CarMax, Inc.*	1,017,412	$14,955,957
O'Reilly Automotive, Inc.*	630,000	23,990,400
Signet Jewelers Limited	773,200	16,098,024
		$55,044,381
ENERGY — 8.5%
FMC Technologies, Inc.*	195,000	$7,328,100
Helix Energy Solutions Group, Inc.*	660,900	7,183,983
Noble Corporation	670,000	20,267,500
		$34,779,583
HEALTHCARE — 8.0%
Bio-Rad Laboratories, Inc. (Class A)*	187,200	$14,129,856
Lincare Holdings Inc.*	480,000	11,289,600
Varian Medical Systems Inc.*	40,000	1,405,600
VCA Antech Inc.*	232,800	6,215,760
		$33,040,816
TRANSPORTATION — 7.6%
Heartland Express, Inc.	1,046,000	$15,397,120
Knight Transporation, Inc.	963,000	15,937,650
		$31,334,770
TECHNOLOGY — 4.1%
Maxim Integrated Products, Inc.	392,000	$6,150,480
Microchip Technology Incorporated	474,951	10,710,145
		$16,860,625
ENTERTAINMENT — 3.1%
Carnival Corporation (Class A)*	499,900	$12,882,423
FINANCIAL — 2.7%
Brown & Brown, Inc.	557,300	$11,106,989
TOTAL COMMON STOCKS — 89.0% (Cost $329,808,510)		$366,020,346

See notes to financial statements.

PORTFOLIO OF INVESTMENTS

June 30, 2009

PREFERRED STOCKS	Shares or Face Amount	Value
REAL ESTATE INVESTMENT TRUST
CBL & Associates Properties, Inc.	100,000	$1,425,000
ProLogis (Series G)	120,000	1,968,000
TOTAL PREFERRED STOCKS — 0.8% (Cost $5,726,454)		$3,393,000
CONVERTIBLE BONDS AND DEBENTURES
Diodes Inc. — 2.25% 2026	$2,000,000	$1,740,000
Sealed Air Corp — 3% 2033	2,000,000	2,007,500
Transocean Inc. — 1.5% 2037	2,000,000	1,812,500
TOTAL CONVERTIBLE BONDS AND DEBENTURES — 1.4% (Cost $4,560,000)		$5,560,000
NON-CONVERTIBLE BONDS AND DEBENTURES
CORPORATE — 5.3%
Brown Shoe Company — 8.75% 2012	$3,000,000	$2,533,020
Central Garden & Pet Company — 9.125% 2013	3,000,000	2,876,250
Deluxe Corporation — 5% 2012	2,000,000	1,626,760
Helix Energy Solutions — 9.5% 2016	2,000,000	1,818,260
Invacare Corporation — 9.75% 2015	3,000,000	3,056,040
Nova Chemicals — 6.50% 2012	1,970,000	1,812,400
PolyOne Corporation — 6.58% 2011	1,500,000	1,321,545
Rock-Tenn Co. — 9.25% 2016	2,000,000	2,030,000
Titan International, Inc. — 8% 2012	3,000,000	2,706,210
Unisys Corporation — 6.875% 2010	2,000,000	1,770,620
		$21,551,105
U.S. GOVERNMENT AND AGENCIES — 0.0%
Government National Mortgage Association (Mobile Home) — 9.75% 2010	$51,040	$52,911
TOTAL NON-CONVERTIBLE BONDS AND DEBENTURES — 5.3% (Cost $23,228,827)		$21,604,016
TOTAL INVESTMENT SECURITIES — 96.5% (Cost $363,323,791)		$396,577,362
SHORT TERM INVESTMENTS — 3.5%
Short-term Corporate Notes:
Toyota Motor Credit Corporation — 0.13% 07/01/09	$4,299,000	$4,299,000
Chevron Funding Corporation — 0.17% 07/02/09	10,000,000	9,999,953
TOTAL SHORT-TERM INVESTMENTS (Cost $14,298,953)		$14,298,953
TOTAL INVESTMENTS — 100.0% (Cost $377,622,744)		$410,876,315
Other assets and liabilities, net — 0.0%		195,775
TOTAL NET ASSETS — 100.0%		$411,072,090

*  Non-income producing securities

See notes to financial statements.

PORTFOLIO SUMMARY

June 30, 2009

Common Stocks		89.0%
Business Services & Supplies	24.6%
Producer Durable Goods	17.0%
Retailing	13.4%
Energy	8.5%
Healthcare	8.0%
Transportation	7.6%
Technology	4.1%
Entertainment	3.1%
Financial	2.7%
Preferred Stocks		0.8%
Convertible Bonds and Debentures		1.4%
Non-Convertible Bonds and Debentures		5.3%
Short Term Investments		3.5%
Other Assets and Liabilities, Net		0.0%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Quarter Ended June 30, 2009

	Shares or Face Amount
NET PURCHASES
Common Stocks
Lincare Holdings Inc.	11,400	shs.
VCA Antech Inc.	17,800	shs.
NET SALES
Common Stocks
Heartland Express, Inc.	11,000	shs.
Knight Transporation, Inc.	10,000	shs.
O'Reilly Automotive, Inc.	70,000	shs.

STATEMENT OF ASSETS AND LIABILITIES

	June 30, 2009
ASSETS
Investments at value:
Investment securites — at market value (cost $363,323,791) — Note A	$396,577,362
Short-term investments — at amortized cost (maturities 60 days or less) — Note A	14,298,953	$410,876,315
Cash		627
Receivable for:
Accrued interest	$646,261
Dividends	20,920	667,181
		$411,544,123
LIABILITIES
Payable for:
Advisory fees	$237,612
Accrued dividends — Preferred Stock	196,921
Accrued expenses	37,500	472,033
TOTAL NET ASSETS — June 30, 2009		$411,072,090
Assets applicable to Preferred Stock at a liquidation preference of $27.50 per share (asset coverage 759%) — Note B		$54,153,330
Net assets applicable to Common Stock — $41.24 per share		$356,918,760
SUMMARY OF SHAREHOLDERS' EQUITY
$2.40 Cumulative Preferred Stock — par value $3 per share; authorized 3,000,000 shares; outstanding 1,969,212 shares — Note B		$5,907,636
Common Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,655,240 shares — Note B		8,655,240
Additional Paid-in Capital		369,029,134
Accumulated net realized loss on investments		(2,132,808)
Undistributed net investment income		22,900
Unallocated distributions to Common shareholders		(3,663,583)
Unrealized appreciation of investments		33,253,571
TOTAL NET ASSETS — June 30, 2009		$411,072,090

See notes to financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2009

INVESTMENT INCOME
Income:
Dividends		$1,933,849
Interest		1,032,487
		$2,966,336
Expenses — Note C:
Advisory fees	$1,268,129
Transfer agent fees and expenses	185,321
Reports to shareholders	91,126
Directors' fees and expenses	68,041
Legal, audit and tax fees	42,691
Taxes, other than federal income tax	38,360
Registration and filing fees	30,000
Custodian fees and expenses	20,504
Insurance	13,768
Other expenses	3,969	1,761,909
Net investment income — Note A		$1,204,427
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss on investments:
Proceeds from sale of investment securities
(Excluding short-term corporate notes with maturities 60 days or less)	$18,440,119
Cost of investment securities sold	20,572,927
Net realized loss on investments — Notes A and D		$(2,132,808)
Unrealized appreciation of investments:
Unrealized depreciation at beginning of year	$(36,044,853)
Unrealized appreciation at end of period	33,253,571
Change in unrealized appreciation of investments		69,298,424
Net realized and unrealized gain on investments		$67,165,616
NET INCREASE IN TOTAL NET ASSETS RESULTING FROM OPERATIONS		$68,370,043

See notes to financial statements.

STATEMENT OF CHANGES IN TOTAL NET ASSETS

	For the six months ended June 30, 2009		For the year ended December 31, 2008
CHANGE IN TOTAL NET ASSETS
Operations:
Net investment income	$1,204,427		$4,279,105
Net realized gain (loss) on investments — Notes A and D	(2,132,808)		36,851,293
Change in unrealized appreciation of investments	69,298,424		(266,975,407)
Change in total net assets resulting from operations		$68,370,043		$(225,845,009)
Distributions to Preferred shareholders: From net investment income	$(1,181,527)		$(4,576,378)
From net realized capital gains	(1,181,527)	(2,363,054)	(149,731)	(4,726,109)
Distributions to Common shareholders — Note A
From net realized capital gains	$(4,991,651)		$(30,293,340)
Unallocated	(3,663,583)	(8,655,240)	—	(30,293,340)
Change in total net assets		$57,351,749		$(260,864,458)
TOTAL NET ASSETS
Beginning of period		353,720,341		614,584,799
End of period, including undistributed net investment income of $22,900 at June 30, 2009, and zero at December 31, 2008		$411,072,090		$353,720,341

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of Common Stock outstanding throughout each period

	Six months ended June 30,		Year ended December 31,
	2009		2008	2007	2006	2005	2004
Per share operating performance:
Net asset value at beginning of period	$34.61		$64.75	$64.81	$66.79	$63.20	$56.62
Income from investment operations:
Net investment income	$0.14		$0.49	$0.55	$0.44	$0.42	$0.45
Net realized and unrealized gain (loss) on investment securities	7.76		(26.58)	3.94	2.86	9.16	10.65
Total from investment operations	$7.90		$(26.09)	$4.49	$3.30	$9.58	$11.10
Distributions to Preferred shareholders:
From net investment income	$(0.14)		$(0.53)	$(0.55)	$(0.25)	$(0.45)	$(0.43)
From net realized gains	(0.13)		(0.02)	—	(0.31)	(0.11)	(0.14)
Distributions to Common shareholders:
From net investment income	—		—	(0.18)	—	—	—
From net realized gains	(0.58)		(3.50)	(3.82)	(4.74)	(5.47)	(4.00)
Unallocated	(0.42)		—	—	—	—	—
Total distributions	$(1.27)		$(4.05)	$(4.55)	$(5.30)	$(6.03)	$(4.57)
Effect of Common shares issued for distributions reinvested by shareholders	—		—	—	$0.02	$0.04	$0.05
Net asset value at end of period	$41.24		$34.61	$64.75	$64.81	$66.79	$63.20
Per share market price at end of period	$34.52		$28.29	$60.08	$67.59	$73.75	$71.54
Total investment return(1)	26.2%		(49.3)%	(5.5)%	(1.8)%	11.5%	28.4%
Net asset value total return(2)	22.6%		(42.8)%	6.1%	4.3%	14.9%	19.5%
Supplemental data:
Total shares outstanding(5)	8,655,240		8,655,240	8,655,240	8,584,551	8,471,818	8,347,998
Total net assets at end of period (in thousands)	$411,072		$353,720	$614,585	$610,486	$619,973	$581,729
Ratios based on average net assets applicable to
Common Stock:
Expenses(4)	1.14	%(3)	0.97%	0.91%	0.90%	0.91%	0.95%
Net income(4)	0.78	%(3)	0.95%	0.82%	0.67%	0.66%	0.77%
Portfolio turnover rate	4.63	%(3)	19.43%	11.97%	13.36%	22.92%	22.86%
Preferred Stock:
Total shares outstanding(5)	1,969,212		1,969,212	1,969,212	1,969,212	1,969,212	1,969,212
Asset coverage per share(5)	$208.75		$179.62	$312.10	$310.02	$314.83	$295.41
Involuntary liquidation preference per share	$27.50		$27.50	$27.50	$27.50	$27.50	$27.50
Average market price per share(6)	$29.88		$31.49	$32.55	$32.38	$34.21	$34.04

(1)  Based on market value per share, adjusted for reinvestment of distributions

(2)  Based on net asset value per share, adjusted for reinvestment of distributions

(3)  Annualized

(4)  Does not reflect the effect of dividend payments to Preferred shareholders
  These ratios based on average total net assets as follows:

	Six months ended June 30,	Year ended December 31,
	2009	2008	2007	2006	2005	2004
Expenses	0.97%	0.87%	0.83%	0.82%	0.83%	0.85%
Net income	0.66%	0.84%	0.75%	0.61%	0.60%	0.69%

(5)  Information shown as of the end of the period

(6)  The average of all month-end market prices during each period

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2009

NOTE A—Significant Accounting Policies

The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

1.  SECURITIES VALUATION—Securities, including any outstanding written call options, listed or traded on a national securities exchange are valued at the last sale price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. If there was not a sale that day, securities are valued at the mean between the most recent bid and asked prices. Securities that are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value, in the judgment of the Company's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

2.  USE OF ESTIMATES—The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3.  UNALLOCATED DISTRIBUTIONS—Unallocated distributions represent distributions paid to Common shareholders during the period from source(s) other than net investment income. Such source(s) will be determined by the results of operations for the entire fiscal year and will be paid-in capital, except to the extent of any net realized capital gains for the fiscal year.

4.  OTHER—Securities transactions are accounted for on the date securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis, and distributions payable on the Common Stock are recorded on the ex-dividend date. The distribution allocation at June 30, 2009, is preliminary and may be revised based on operating results for the entire year. The ratios of expenses and net income to average net assets do not reflect the effect of payments to Preferred shareholders.

NOTE B—Capital Stock

The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more. At June 30, 2009, the asset coverage of the Preferred Stock was 759%.

The Company did not issue any shares of Common Stock under its Reinvestment Plan for Common and Preferred shareholders during the six months ended June 30, 2009.

NOTE C—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, LLC ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

The investment advisory agreement provides that it may be renewed from year to year by (i) the Board of Directors of the Company or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Company, and (ii) by the vote of a majority of Directors who are not interested persons (as defined in the 1940 Act) of the Company or of the Investment Adviser cast in person at a meeting called for the purpose of voting on such approval.

For the six months ended June 30, 2009, the Company paid aggregate fees of $67,500 to all Directors who are not interested persons of the Investment Adviser. The Officers of the Company are also officers of the Investment Adviser.

NOTE D—Federal Income Tax

No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to its shareholders in accordance with the minimum distribution requirements of the Code.

Cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $8,026,662 for the six months ended June 30, 2009. Cost of investment securities owned at June 30, 2009, was the same for federal income tax and financial reporting purposes. Gains and losses are based on the specific certificate identification method. Gross unrealized appreciation and depreciation for all investments at June 30, 2009, for federal income tax purposes was $73,933,879 and $41,185,886, respectively, with total net unrealized appreciation of $32,747,993.

The Company adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"),

NOTES TO FINANCIAL STATEMENTS

June 30, 2009

Accounting for Uncertainty in Income Taxes, on January 1, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Company. As of and during the period ended June 30, 2009, the Company did not have any liability for unrecognized tax benefits. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Company did not incur any interest or penalties. The Company is not subject to examination by U.S. federal tax authorities for years ended before December 31, 2004, or by state tax authorities for years ended before December 31, 2003.

NOTE E—Disclosure of Fair Value Measurements

The Company adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, on January 1, 2008. FAS 157 requires the Company to classify its assets based on valuation method, using three levels. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Company's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Company's investments as of June 30, 2009:

Level 1 — Quoted Prices	$369,413,346
Level 2 — Other significant observable inputs	41,462,969	*
Level 3 — Significant unobservable inputs	—
Total investments	$410,876,315

*  Includes $14,298,953 of short-term investments with maturities of 60 days or less that are valued at amortized cost.

RESULTS OF ANNUAL MEETING

Following are the matters voted upon and the results of those votes cast at the annual meeting of shareholders held May 4, 2009:

With respect to the election of four directors by the holders of Common Stock, $1.00 par value, and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value:

	Votes For	Votes Withheld
Common
Eric S. Ende	6,241,088	179,703
Thomas P. Merrick	6,238,518	179,703
David Rees	6,260,738	179,703
Lawrence J. Sheehan	6,226,340	179,703
Preferred
Willard H. Altman, Jr.	1,337,767	58,119
Paul G. Schloemer	1,340,129	58,119

With respect to the continuation of the current Investment Advisory Agreement by the holders of Common Stock, $1.00 par value and the holders of $2.40 Cumulative Preferred Stock, $3.00 par value (voting together as a single class): 7,451,646 shares voted for the proposal; 178,608 shares voted against; and 188,187 shares abstained.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

The following paragraphs summarize the material information and factors considered by the Board of Directors at a meeting held February 2, 2009, as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board considered information regarding the Adviser and its staffing in connection with the Company, including the Company's portfolio managers, the addition of a senior analyst to their team, the scope of accounting, administrative, shareholder, and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board noted the experience, length of service and the reputation of the Company's Portfolio managers, Eric Ende and Steven Geist, who have managed the Company since 1996. The Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Company and its shareholders.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Continued

Investment Performance. The Directors reviewed the overall investment performance of the Company. The Directors noted the Company's competitive longer-term investment performance since the current portfolio managers assumed management of the Company. They further concluded that the Adviser's continued management of the Company should benefit the Company and its shareholders.

Advisory Fees and Company Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Directors were provided information by the Adviser to enable consideration of the Fund's advisory fees and total expense levels, as well as the overall profitability of the Adviser, the benefits to the Adviser from its relationship to the Company, the extent to which economies of scale with respect to the management of the Company, if any, would be realized, and whether the Company is sharing, or will share, in those economies. The Directors reviewed comparative information relative to fees and expenses for the mutual fund industry generally. The Directors noted that the Company's fees and expenses were at the lower end of the range. The Directors noted that the overall expense ratio of the Company was also at the lower end of the range. The Directors noted that the fee rate charged to the Company is currently lower than the fee rate charged by the Adviser on other products managed in a similar style by the portfolio manager. The Directors concluded that the overall fee rate was reasonable and fair to the Company and its shareholders in light of the nature and quality of the services provided by the Adviser. The Directors considered whether there have been economies of scale with respect to the management of the Company, whether the Company has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Company's assets and any economies of scale that may exist. The Directors noted that the Adviser had not increased the fee rate charged to the Company despite the Adviser's claims of increases in the Adviser's internal costs of providing investment management services to the Company, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions such as Sarbanes- Oxley. According to the Adviser, such increased costs have included a significant investment in a new analyst who assists with the management of the Company, additions to administrative personnel and systems that enhance the quality of services provided to the Company and the establishment of a full-time Chief Compliance Officer and his assistant. The Directors also noted that asset levels of the Company are currently lower than they were three years ago, yet the Adviser has continued to make investments in personnel servicing the Company.

Conclusions. The Directors determined that the Company continues to benefit from the services of a highly experienced portfolio management team that has produced competitive long-term returns. In addition, the Directors agreed that the Company continues to receive high quality accounting, administrative, shareholder, and other ancillary services from the Adviser. The Directors acknowledged that there is no uniform industry methodology to measure or apply economies of scale. The Directors determined that the Company's expense ratio, the overall profitability of the Adviser, and the sharing of economies of scale with the Company are fair and reasonable under the current circumstances. In reaching their conclusions, the Directors acknowledged that the fees and expenses of the Company are clearly disclosed in all reports to Company shareholders and in industry research databases, such as those maintained by Lipper and Morningstar, and that the Company's shareholders have ready access to other funds with different strategies, fees, and expenses and can sell their shares at any time if they feel the Adviser does not add fair value for the fees and expenses charged. The Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Company's asset levels, changes in portfolio management personnel, and the cost and quality of the services provided by the Adviser to the Company. On the basis of the foregoing, and without assigning particular weight to any single factor, the Directors determined to approve the continuation of the current advisory agreement for another one-year period, and recommends that shareholders approve such continuation.

SOURCE CAPITAL, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064-1550
(800) 982-4372 or (310) 473-0225

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Los Angeles, California

TRANSFER AGENT, SHAREHOLDER SERVICE AGENT AND REGISTRAR

BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
(800) 279-1241 or (201) 329-8660
www.melloninvestor.com

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols: SOR  Common Stock
SOR+ Preferred Stock

DIRECTORS AND OFFICERS

Name, Age & Address	Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Willard H. Altman, Jr. - (73)*	Director	Term: 1 Year Time Served: 11 Years	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick - (72)*	Director	Term: 1 Year Time Served: 3 Years	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	6

David Rees - (85)*	Director	Term: 1 Year Time Served: 41 Years	Private investor. Formerly President and Chief Executive Officer of the International Institute of Los Angeles. Formerly, until 1995, the Senior Editor of Los Angeles Business Journal.	1	International Institute of Los Angeles

Paul G. Schloemer - (80)*	Director	Term: 1 Year Time Served: 10 Years	Retired. Formerly President and Chief Executive Officer (1984-1993) of Parker Hannifin Corporation.	1

Lawrence J. Sheehan - (76)*	Director	Term: 1 Year Time Served: 18 Years	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994 to 2002) of the law firm of O'Melveny & Myers LLP.	6

Eric S. Ende - (64)	Director President & Chief Investment Officer	Term: 1 Year Time Served: 24 Years	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

Steven R. Geist - (55)	Executive Vice President & Portfolio Manager	Time Served: 13 Years	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1992 to 2006.

J. Richard Atwood - (49)	Treasurer	Time Served: 12 Years	Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki - (54)	Secretary	Time Served: 27 Years	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas - (52)	Chief Compliance Officer	Time Served: 14 Years	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler III - (42)	Assistant Treasurer	Time Served: 3 Years	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

Each of the above individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064-1550.

*  Audit committee member

Messrs. Altman, Merrick and Sheehan each serve as a member of the audit committee of five open-end investment companies managed by First Pacific Advisors, LLC ("FPA"), the Company's investment adviser. The Company's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Company.

The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

The Company's complete proxy voting record for the 12 months ended June 30, 2009, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Company's Audit Committee Charter is available on its website, www.fpafunds.com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2008, was submitted to the NYSE on May 6, 2009.

Additional information about the Company is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064-1550

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable to this semi-annual report.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable to this semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable to this semi-annual report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: August 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: August 21, 2009

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: August 21, 2009